Post Employment Benefits - Additional Information (Detail)	12 Months Ended
Dec. 31, 2017 EUR (€) Years
Disclosure of net defined benefit liability (asset) [abstract]
Employee contributions | €	€ 0
Mortality rate for men	5
Mortality rate for women	5
Actuarial assumption of withdrawal rate each year	5.00%
Actuarial assumption of retirement age	65
Yearly inflation rate	1.75%
Actuarial assumption of yearly salary raise above inflation	1.50%
Actuarial assumption of yearly discount rates	1.90%
Percentage of reasonably possible increase decrease in actuarial assumption description	If the discount rate would decrease/increase with 0,5%, the defined benefit obligation would increase resp. decrease with 5% and 6%.
Expected contributions to pension benefit plans | €	€ 198,000